     Supplement dated September 16, 2011 to the Statement of Additional Information for Principal Funds, Inc. dated January 1, 2011, and as amended and restated June 6, 2011

(as supplemented on June 16, 2011)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Management Information

In the table on page 26, in the row for Richard W. Gilbert, delete “Member Executive Committee.” In the row for Mark A. Grimmett, add “Member Executive Committee” under the “Position(s) Held with Fund” column.

MULTIPLE CLASS STRUCTURE

Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C, Class J, Class P, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares) Effective November 1, 2011, on page 45, delete the second and third sentences of this section and substitute: For share classes other than Class J, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services. For Class J shares, the Fund pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount that includes profit.

PURCHASE AND REDEMPTION OF FUND SHARES

Exchange of Fund Shares

Delete the paragraph under this heading and substitute:

If you hold Fund shares other than Class P shares but become eligible to invest in Class P shares, you may exchange your Fund shares for Class P shares of the same Fund, if the Fund offers Class P shares in your state and subject to the following conditions:

  Your financial intermediary must notify Principal Funds of your intent to exchange into Class P shares prior to attempting the exchange;
  While no initial sales charge (load) will apply to such an exchange, other sales charges (such as a contingent deferred sales charge) that would otherwise apply will apply to such an exchange;

You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions.

While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.

If after purchasing Class P shares you become ineligible to invest in Class P shares, you may be permitted to exchange from Class P shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.

Your ability to exchange between shares classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.